SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                              CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934



                            December 18, 2001
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                    (Date of earliest event reported)



                       Commonwealth Bancorp, Inc.
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          (Exact name of registrant as specified in its charter)



      Pennsylvania                  0-27942                     23-2828883
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(State or other jurisdiction (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                 19401
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(Address of principal executive offices)                       (Zip Code)



                               (610) 251-1600
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            (Registrant's telephone number, including area code)



                               Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)


Item 5.  Other Events

    On December 18, 2001, Commonwealth Bancorp, Inc. announced that its
Board of Directors declared a cash dividend of $0.14 per share of common stock, payable on January 11, 2002, to shareholders of record at the close of
business on December 28, 2001.   For additional information, reference is made
to the Press Release, dated December 18, 2001,  which is attached hereto as
Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable.

    (c)  Exhibits:

         99        Press Release dated December 18, 2001






















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                                SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      COMMONWEALTH BANCORP, INC.



Date: December 18, 2001               By:  /s/Charles M. Johnston
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                                           Charles M. Johnston
                                           Chief Financial Officer






















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